SCHEDULE 14A

                                      (Rule 14a - 101)
                           INFORMATION REQUIRED IN PROXY STATEMENT

                                  SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the Securities
                                    Exchange Act of 1934

Filed by the registrant  [ X ]

Filed by a party other than the registrant  [    ]

Check the appropriate box:
[  X ]Preliminary Proxy Statement
[    ]Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6 (e) (2) )
[    ]Definitive Proxy Statement
[    ]Definitive Additional Materials
[    ]Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                                Ag Services of America, Inc.
                    (Name of Registrant as Specified in its Charter)

        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]No fee required.
[   ]Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


     [   ]Fee paid previously with preliminary materials.
     [   ]Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           AG SERVICES OF AMERICA, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 1, 2000

To the Stockholders of Ag Services of America, Inc.

The Annual Meeting of the Stockholders of Ag Services of America, Inc. (the "Company"), an Iowa corporation, will be held on Tuesday, August 1, 2000, at the Company's Corporate Headquarters, 2302 West 1st Street, Cedar Falls, Iowa, at 9:00 a.m., Central Standard Time, for the following purposes:

     1.   To elect six (6) directors of the Company.

     2. To amend the Articles of Incorporation to establish a classified Board of Directors

     3.   To amend the Articles of Incorporation to authorize preferred stock

     4. To amend the Articles of Incorporation to provide for an increase in the number of authorized shares of common stock.

     5. To amend the 1993 Stock Option Plan to increase the number of shares of common stock available under the Plan by 300,000 shares.

     6. To ratify the appointment of McGladrey & Pullen, LLP, as the Company's independent public accountants for the fiscal year ending
          February 28, 2001.

     7. To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the 5th day of June, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed Proxy and return it promptly in the enclosed envelope. If you later desire to revoke your Proxy, you may do so at any time before it is exercised.

                              By Order of the Board of Directors

                              \s\Kevin D. Schipper

                              Kevin D. Schipper
                              Secretary
June 28, 2000
Approximate Date First
Sent to Stockholders
Cedar Falls, Iowa

              Your vote is important.  Please date, sign and return your Proxy.
                           Your Proxy is in the enclosed envelope.

                             AG SERVICES OF AMERICA, INC.

                                   PROXY STATEMENT
                        For the Annual Meeting of Stockholders

                                   August 1, 2000

                                 GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Ag Services of America, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held August 1, 2000 at 9:00 a.m., Central Standard Time, at the Company's Corporate Headquarters and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.

Shares of common stock represented by proxies in the form solicited will be voted in the manner directed by a stockholder. If no direction is made, the proxy will be voted for the election of nominees for director named in this Proxy Statement, establish a classified Board of Directors, authorize preferred stock, increasing the number of authorized shares of common stock, amending the 1993 Stock Option Plan, ratification of the Board of Directors' selection McGladrey & Pullen, LLP, as the Company's independent public accountants for the 2001 fiscal year and transacting such other business as may come before the meeting or any adjournment thereof. A stockholder may revoke his or her proxy at any time before it is voted by delivering to the Secretary a written notice of termination of the proxy's authority, by filing with the Secretary another proxy bearing a later date, or by appearing and voting at the meeting. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders commencing on or about June 28, 2000. Only the holders of the Company's common stock whose names appear of record on the Company's books at the close of business on June 5, 2000 will be entitled to vote at the Annual Meeting. At the close of business on June 5, 2000, a total of 5,266,364 shares of common stock were outstanding, each share being entitled to one vote. There is no right of cumulative voting provided in the Company's Articles of Incorporation or Bylaws. The affirmative vote of a majority of the outstanding shares of the Company's common stock represented at the meeting in person or by proxy, is necessary to effectuate all matters proposed to the stockholders at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed by the Company for the meeting, and the number of stockholders present in person or by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum for all matters. Shares abstaining with respect to any matter will be treated as unvoted. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the inspectors of election with respect to that matter.

Expenses in connection with the solicitation of proxies will be paid by the Company. In addition to solicitations by mail, the Company may request banks, brokers, and other custodians, nominees, and fiduciaries to send Proxy materials to beneficial owners and to request voting instructions. The Company may reimburse them for their expenses in so doing. Directors, officers and regular employees of the Company, who will not receive extra compensation for their services, may solicit personally or by mail, telephone, or telegraph, if Proxies are not promptly received.

The Annual Report of the Company, including Financial Statements for the fiscal year ended February 29, 2000, accompanies this Proxy Statement.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

The following table sets forth as of June 5, 2000, information about the beneficial ownership of Common Stock of the Company by each stockholder who is known by the Company to own beneficially more than five percent of the outstanding Common Stock of the Company, by each director, by each executive officer named in the Summary Compensation Table, and by all officers and directors as a group:

                                      Number of
                                       Shares                  Percentage
Name and Address of                 Beneficially                of Shares
 Beneficial Owner                    Owned(1)(2)               Outstanding
-------------------                 ------------               -----------
Gaylen D. Miller                     359,884 (3)                 6.77%
Henry C. Jungling, Jr.               363,934 (3)                 6.85%
Kevin D. Schipper                    357,134 (3)                 6.72%
James D. Gerson                      193,966 (4)                 3.68%
Michael Lischin                       11,000 (5)                 0.21%
Ervin J. Mellema                      10,000 (5)                 0.19%
All Directors and Officers
 as a Group (11 persons)           1,384,838 (6)                25.14%

( 1 )The persons or entities identified in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them unless otherwise indicated. The number of shares beneficially owned includes shares of Common Stock issuable upon exercise of options exercisable during the next 60 days.

( 2 )Includes shares held by spouses and minor children sharing the same home.

( 3 )Includes options to purchase 50,000 shares of Common Stock exercisable within 60 days.

( 4 )Includes options to purchase 4,500 shares of Common Stock exercisable within 60 days.

( 5 )Includes options to purchase 6,000 shares of Common Stock exercisable within 60 days.

( 6 )Includes options to purchase 241,500 shares of Common Stock exercisable within 60 days.

              EXECUTIVE COMPENSATION AND OTHER RELATED INFORMATION

The following table sets forth the cash and certain other compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended February 29, 2000 and February 28, 1999 and 1998 to all executive officers of the Company who's total aggregate compensation was greater than $100,000.

                                      Summary Compensation Table

                           Annual Compensation               Long-Term Compensation
                     ------------------------------- -------------------------------------
                                                           Awards             Payouts
                                                     ------------------- -----------------
                                                                Securities
                                                     Restricted Underlying
Name and             Fiscal                            Stock    Options    LTIP      All
Principal Position    Year  Salary    Bonus  Other(a) Awards(b)  SARs(c) Payouts(d) Other
------------------   ------ -------  ------- -------- --------- -------- --------- -------

Gaylen D. Miller      2000 $200,603 $206,923      $0        $0        0        $0  $4,635(f)
Chairman of the       1999  200,603  161,454       0         0   15,000         0   4,635(f)
Board                 1998  200,603  118,046       0         0        0         0   4,435(f)

Henry C. Jungling Jr. 2000 $200,603 $206,923      $0        $0        0        $0  $4,670(g)
President and Chief   1999  200,603  161,454       0         0   15,000         0   4,670(g)
Executive Officer     1998  200,603  118,046       0         0        0         0   4,470(g)

Kevin D. Schipper     2000 $200,603 $206,923      $0        $0        0        $0  $4,293(h)
Chief Operating       1999  200,603  161,454       0         0   15,000         0   4,292(h)
Officer               1998  200,603  118,046       0         0        0         0   4,092(h)

(a) The table excludes noncash compensation for the use of an automobile, which did not exceed the lesser of $50,000 or 10% of the base compensation paid to each officer.

(b)  No restricted stock awards were made in any of the periods presented.

(c) No stock appreciation rights were granted or paid in any periods presented. Includes stock options granted on May 31, 1998, under the 1993 Stock Option Plan of the Company, when the market value of the Company's Common Stock was $17.375.

(d) The Company did not have a long-term incentive compensation plan for any of the periods presented.

(e) Reflects incentive compensation accrued in fiscal 2000, 1999 and 1998 to the officers of the Company of $206,923, $161,454 and $118,046, each, respectively, accordingly to their respective employment agreements.

(f) Reflects premiums paid by the Company for $250,000 term life insurance coverage in fiscal 2000, 1999 and 1998 of $635, $635 and $635, respectively, and $4,000,


     $4,000 and $3,800, respectively, contributed to the Company's 401(k) plan by the Company on behalf of the officer listed above.

(g) Reflects premiums paid by the Company for $250,000 term life insurance coverage in fiscal 2000, 1999 and 1998 of $670, $670, and $670, respectively, and $4,000, $4,000 and $3,800, respectively, contributed to the Company's 401(k) plan by the Company on behalf of the officer listed above.

(h) Reflects premiums paid by the Company for $250,000 term life insurance coverage in fiscal 2000, 1999 and 1998 of $293, $292, and $292, respectively, and $4,000, $4,000 and $3,800, respectively, contributed to the Company's 401(k) plan by the Company on behalf of the officer listed above.

Stock Option Grants

No stock options or stock appreciation rights were granted to the Executive officers of the Company in fiscal 2000 who's total aggregate compensation was greater than $100,000.

                                 Aggregated Option/SAR Exercises
                          in Fiscal 2000 and Year-End Option/SAR Values

                                          Number of Securities      Value of
                                             Underlying           Unexercised
                                             Unexercised         In-the-Money
                   Shares                 Options/SARS at      Options/SARS at
                  Acquired               February 29, 2000  February 29, 2000(c)
                                         -----------------  --------------------
                     On         Value      Exer-    Unexer-     Exer-   Unexer-
Name             Exercise(a) Realized(a)  cisable  cisable(b)  cisable  cisable
---------------  ----------- -----------  -------  ----------  -------  -------
Gaylen D. Miller        0        $0       45,000    10,000     $886,875 $73,750

Henry C. Jungling, Jr.  0        $0       45,000    10,000     $886,875 $73,750

Kevin D. Schipper       0        $0       45,000    10,000     $886,875 $73,750

(a) No stock options were exercised in fiscal 2000. There were no stock appreciation rights outstanding or exercised in fiscal 2000.

(b) Includes 40,000 stock options granted on May 30, 1991, under the 1991 Stock Option Plan of the Company based primarily on performance during prior years and includes 15,000 stock options granted on May 31, 1998, under the 1993 Stock Option Plan of the Company as part of the executive compensation package.

(c) Reflects market value of underlying shares of Common Stock of the Company on February 29, 2000, minus the exercise price.

                                               -6-

Employment Agreements

Effective July 1, 1991, Messrs. Jungling, Miller and Schipper entered into separate five-year employment agreements with the Company, each of which provide for (i) a base salary of $155,200, subject to adjustment upward upon annual review by the Board of Directors on March 1 of each year the agreement is in effect, (ii) payment of an annual bonus to each of these persons in the amount of 2% of the Company's pre-tax, pre-bonus income in excess of $2,500,000,
(iii) $250,000 in term life insurance coverage and (iv) receipt of other
Company benefits including use of an automobile. If the respective employment agreement is terminated by the Company without "cause," the Company must continue to pay the person salary and bonus for up to two years. "Cause" is defined to include repeated neglect in performance, breach of the employment agreement or indictment or conviction of a felony or misdemeanor involving moral turpitude. In April 1995 the Board of Directors approved a four year extension through July 2000 for each of Messrs. Jungling, Miller and Schipper. The Board of Directors is currently reviewing proposed three-year extensions of the employment contracts for each of Messrs. Jungling, Miller and Schipper. The Board of Directors approved a base salary of $200,603 for each of the three persons for fiscal year 2001.

Board Report on Executive Compensation

At present, the entire Board of Directors is responsible for approving the compensation program and salaries for the executive officers. However, executive officers who are also members of the board are not present when their own compensation is under consideration.

Compensation Philosophy. It is the philosophy of the Company to ensure that executive compensation is directly linked to sustained improvements in corporate performance and increases in stockholder value as measured by the Company's stock price. The following objectives have been adopted by the Board of Directors as guidelines for compensation decisions:

          Provide a competitive total compensation package that enables the Company to attract and retain key executive talent needed to accomplish its corporate goals.

          Integrate all pay programs with the Company's annual and long-term business objectives and strategy, and focus executive behavior on the fulfillment of those objectives.

          Provide variable compensation opportunities that are directly linked with performance of the Company and that align executive remuneration with the interests of stockholders.

At present, the Company's executive compensation is comprised of (i) a base salary, (ii) an annual cash incentive bonus, (iii) additional incentive compensation in the form of stock options, and (iv) other benefits typically provided to executives of comparable companies, all described further below. For each such component of compensation, the Company's compensation levels are compared with those of comparable companies. For purpose of establishing these comparable compensation levels, the Company compares itself to a national

                                           -7-

group of companies selected by management and its consultants. This group consists primarily of public and non-public companies that have revenue levels similar to the Company's. This group does not include the companies used by the Company in the industry peer group index in the performance graph appearing elsewhere herein, as several of the members of the industry peer group are considerably larger in size with executive compensation well above that of the Company.

Base Salary. The salary of each executive officer, including the Chief Executive Officer, is based on the officer's level of responsibility and comparisons to prevailing salary levels for similar positions at the Company and at comparable companies. The Board seeks to provide the Company's executive officers with salaries that are at least commensurate with the median salary levels at comparable companies. Each executive officer's compensation is linked to individual employment agreements as discussed above, which are consistent with the Company's compensation philosophy.

After taking into account the Company's increase in its revenue and earnings growth, the Board sought to establish the fiscal 2000 salaries of each of its executive officers at the median salary levels for similarly-situated executives of comparable companies. The Compensation Committee believes the base salary of the Company's Chief Executive Officer remains at the median level, and therefore his base salary was not changed in fiscal 2000.

Annual Bonus. Each executive officer's annual bonus is linked to individual employment agreements as discussed above, which are consistent with the Company's compensation philosophy. The employment agreements establish target performance levels and the amount of bonus payable if these targets are met, which is defined in terms of pre-tax, pre-bonus income of the Company. The Board evaluates the annual bonus through review of information furnished by its consultants as to the bonus practices among comparable companies. The annual bonuses paid to the Company's executive officers have typically been less than the median annual bonuses paid by comparable companies.

As a result of the Company exceeding its income target in fiscal 2000, each executive officer, including the Chief Executive Officer, received a cash incentive bonus equal to 2% of pre-tax, pre-bonus income in excess of $2,500,000.

Stock Options. The Company's 1991 and 1993 stock option plans authorize the Board to grant stock options to key personnel. The Board's philosophy with respect to stock option incentive awards is to strengthen the relationship between compensation and increases in the market price of the Common Stock and thereby ally the executive officers' financial interests with those of the Company's stockholders. The Board determines the size of option grants based on information furnished by consultants regarding stock option practices among comparable companies. The Board also takes into account the number of outstanding unexercised options held by the executive officers.

Other Benefits. The Company maintains a 401(k) plan which the executive officers are generally permitted to participate on terms substantially similar to those relating to all other participants, subject to certain legal limitations on the amounts that may be contributed or benefits payable thereunder.

                                   -8-

Additionally, the Company makes available to its executive officers a supplemental life insurance plan and the use of an automobile.

Retirement and Savings Plan

The Company has established a Retirement and Savings Plan (the "401(k) plan") which became effective June 1, 1992. Currently, all employees of the Company, including the officers, are eligible to participate in the 401(k) Plan. Benefits provided under the 401(k) Plan are funded by a qualified retirement trust administered by Norwest Bank Iowa, N.A. as trustee.

Participants may contribute an amount of their compensation, including base salary and overtime, to the 401(k) Plan, which can be no more than 15% of the participant's compensation or, if less, the maximum dollar limit allowed by law on a pre-tax basis. The Company makes a matching contribution to the 401(k) Plan subject to certain limitations, equal to 40% of each participant's pre-tax contribution on an amount of up to 7% of each participant's compensation. The plan year ends each December 31st.

The participants may direct the investment of their account balances among several equity funds. Distributions from a participant's account (including earnings) are made after the participant's termination of employment for any reason and, in certain circumstances, participants may receive a distribution during employment. All employee contributions (including earnings) are fully vested at all times. Employer matching contributions vest over five years at a rate of 20% per year from the date an employee becomes eligible to participate in the 401(k) Plan. The distributions of a participant's vested account balances will be made in the form of a lump sum or periodic installments.

For the years ended February 29, 2000 and February 28, 1999 and 1998, $22,361, $22,408 and $19,125, respectively, were contributed to the accounts of the Company's executive officers.

Stock Purchase Plan

In August 1995, the Company's Board of Directors approved the "1995 Stock Purchase Plan" which allows directors, officers and all other employees of the Company to purchase common stock directly from the Company, subject to certain restrictions. Common stock may be purchased at (i) the closing price of the stock on the trading day immediately preceding the purchase date or (ii) the cost at which the common stock may be purchased in the open market, exclusive of brokerage commissions and fees, in the case of shares of stock acquired through open market brokerage purchase, or (iii) 85% of the closing price if an election to purchase common stock is made in connection with the Employee Incentive Compensation Program. An aggregate of 150,000 authorized but unissued shares of the Company's common stock are reserved for issuance under the plan. The 1995 Stock Purchase Plan is administered by the Company and is subject to termination or amendment by the Board of Directors at any time. At February 29, 2000, 145,390 shares remained available for purchase under the 1995 Stock Purchase Plan.

                                    -9-

Performance Graph

The following graph compares the cumulative total stockholder return on the Common Stock of the Company with that of the Russell 2000 Index and NASDAQ Stock Market Index (U.S. Companies), broad market indexes prepared for the Russell 2000 and NASDAQ by Research Data Group, Inc. ("RDG"), and the Agricultural Input Supply Index, an agricultural input supply index prepared for the Company by RDG made up of the following NASDAQ and NYSE companies;
Agco Corporation, Agribiotech, Inc., CNH Global NV, Deere & Company, Dow Chemical, Du Pont, Lindsay Manufacturing, Monsanto and Ag Services of America, Inc. The comparison for each of the periods assumes that $100 was invested on February 28, 1995, in each of the Common Stock of the Company, the stocks included in the Russell 2000 Index, NASDAQ Stock Market Index (U.S. Companies) and the stocks included in the Agricultural Input Supply Index. These indexes, which reflect formulas for dividend reinvestment and weighting of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.


                         Comparison of 5 Year Cumulative Total Return*
                              Among Ag Services of America, Inc.,
                             The NASDAQ Stock Market (U.S.) Index,
                The Russell 2000 Index and the Agricultural Input Supply Index
                           [ Graphic included with hard copy ]


                                 1995    1996    1997    1998    1999    2000
Ag Services of America, Inc.     100     130     197     199     164     283
Russell 2000 Index               100     127     154     206     169     189
NASDAQ Stock Market (U.S.) Index 100     139     166     227     296     603
Agricultural Input Supply Index  100     140     177     209     177     185


                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

The Company's Bylaws provide that the Board of Directors shall be elected at each annual meeting of stockholders. Directors are elected for a one year term to succeed those directors whose terms then expire.

The persons named in the accompanying proxy will vote for the election of the nominees described herein, unless authority to vote is withheld. The Board of Directors has been informed that each of the nominees is willing to serve as a director; however, if any of the nominees should decline or become unable to serve as a director for any reason, the proxy may be voted for such other person as the proxies shall, in their discretion, determine.

The following table sets forth certain information as of June 5, 2000, concerning the nominees for election as directors of the Company:

Name                          Age       Position with the Company
----------------------       -----      ----------------------------
Gaylen D. Miller              53        Chairman of the Board and
                                         Director
Henry C. Jungling, Jr.        51        President, Chief Executive
                                         Officer and Director
Kevin D. Schipper             40        Chief Operating Officer and
                                         Director
James D. Gerson               56        Director
Michael Lischin               49        Director
Ervin J. Mellema              54        Director

Henry C. Jungling, Jr. is a founder of the Company and has served as a director since its formation in October 1985 and as Chairman since August 1999 and from August 1995 until August 1997 and as Chairman and Chief Operating Officer from May 1991 until August 1993. Mr. Jungling served as President and Chief Executive Officer from August 1997 until August 1999 and from August 1993 until August 1995, as Co-President of the Company from July 1988 until May 1991 and as President from November 1985 until July 1988. Mr. Jungling was raised on a farm in Iowa and managed his own farming operation for 18 years. Mr. Jungling is Mr. Schipper's uncle and Messrs. Jungling and Miller are first cousins.

Gaylen D. Miller is a founder of the Company and has served as a director since its formation in October 1985 and as President and Chief Executive Officer since August 1999 and from August 1995 until August 1997 and from May 1991 until August 1993. Mr. Miller served as Chairman from August 1997 until August 1999 and from August 1993 until August 1995 and as Chairman and Chief Operating Officer from August 1993 until July 1994, as Co-President of the Company from July 1988 until May 1991 and as Vice President, Secretary, and Treasurer from November 1985 until July 1988. Mr. Miller was raised on a farm in Iowa and before joining the Company he held administrative and accounting positions with Land-O-Lakes, Inc., an agricultural cooperative, and DEKALB Genetics Corporation, an international seed company.

Kevin D. Schipper is a founder of the Company and has served as a director since its formation in October 1985 and as Chief Operating Officer since July 1994 and as Chief Operating Officer and Secretary since August 1999. Mr. Schipper served as Vice President since its formation in October 1985 until July 1994 and as Treasurer and Secretary since July 1988 until July 1994. Before joining the Company, Mr. Schipper was employed by Scoular Grain Company, where he worked in product sales.

James D. Gerson has served as a director of the Company since August 1991. For more than five years, Mr. Gerson has been Vice President of Fahnestock & Co. Inc., a securities firm. Mr. Gerson also serves as a director of American Power Conversion Corp.; Evercell, Inc. and Fuel Cell Energy, Inc.

Michael Lischin has served as a director of the Company since April 1990. Mr. Lischin is an attorney admitted to the bar in New York and Kentucky. His area of concentration is livestock asset based financing. He has served as a director and officer of a variety of companies that provide financing in the agricultural industry.

Ervin J. Mellema has served as a director of the Company since May 1991. Since 1976, Mr. Mellema has been an operating principal of Campbell Mellema Insurance Inc., a property and casualty insurance agency, and Campbell Mellema Realty, a real estate brokerage firm.

Messrs. Jungling, Miller and Schipper served as officers of the Company pursuant to their respective employment agreements with the Company (See "Executive Compensation and other Related Information"). The Board of Directors intends to alternate the officer positions of Messrs. Jungling and Miller every two years so that commencing after the adjournment of the 2001 Annual Meeting of Stockholders, Mr. Jungling will serve as President and Chief Executive Officer and Mr. Miller will serve as Chairman of the Board.

Committees and Meetings of the Board of Directors

The Board of Directors of the Company has an Audit Committee consisting of Messrs. Gerson, Lischin and Mellema. The Audit Committee's primary responsibilities are set forth in the Audit Committee charter, a copy of which is attached hereto as Exhibit C. The audit committee met twice during fiscal 2000. Following the Annual Meeting, subject to the election of the nominees for Directors, the Audit Committee will consist of Messrs. Gerson, Lischin and Mellema. Such members of the Audit Committee are all "independent" within the meaning set forth in sections 303.01 (B)(2)(a) and (B)(3) of the New York Stock Exchange Listing Manual.

The Board of Directors met four times in fiscal year 2000. All incumbent directors attended at least 75% of the respective meetings of the Board and Audit Committee, if they were directors or committee members. On March 24, 2000 the Audit Committee adopted an Audit Committee Charter which was subsequently approved by the full Board and has been included as Exhibit C.

Directors' Fees

The Company currently pays director's fees to its non-employee directors in the amount of $1,500 per board meeting and $250 per committee meeting plus reimbursement for expenses incurred in connection with the performance of their duties.

Compensation Committee Interlocks and Insider Participation

At present, the entire Board of Directors is responsible for approving the compensation program and salaries for the executive officers. Gaylen D. Miller, Henry C. Jungling, Jr. and Kevin D. Schipper who are members of the Board of Directors were also executive officers of the Company during fiscal 2000. However, the executive officers who are also members of the board are not present when their own compensation is under consideration. There were no director interlocks with other companies or related party transactions in fiscal 2000.

Required Vote; Board Recommendation

Pursuant to Iowa law, the affirmative vote of the hoders of a majority of the outstanding shares of Common Stock is required to approve the election of the directors nominated below.

          Mr. Henry C. Jungling, Jr.         Mr. James Gerson
          Mr. Gaylen D. Miller               Mr. Michael Lischin
          Mr. Kevin D. Schipper              Mr. Ervin J. Mellema

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VORE "FOR" THIS PROPOSAL NO. 1


                        PROPOSAL NO. 2
AMENDMENT TO THE ARTICLES OF RESTATEMENT TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS WITH STAGGERED TERMS AND REMOVAL OF DIRECTORS ONLY
                          FOR CAUSE.

General:

  The Company's Bylaws currently provide that the Board of Directors shall be elected at each at the annual meeting of stockholders and that each director may be removed with or without cause. In order to amend these provisions to establish a classified Board of Directors and to limit removal of directors only for cause, Iowa law requires such provisions to be set forth in the Articles of Restatement (the "Articles"). As such, on June 5, 2000, the Board of Directors of the Company (the "Board") unanimously approved an amendment, subject to stockholder approval, to the Articles to add Article VII, which provides for classification of the Board and removal of directors only for Cause (as defined below) (the "Proposed Amendment"). The text of the Proposed Amendment to the Articles, in substantially the form in which it is to be adopted, is set forth in Exhibit A to this Proxy Statement.

Classified Board:

The Proposed Amendment will divide the Board into three classes, as equal in number as possible. Except during the initial phase-in period, and except with regard to directors elected to fill vacancies, each class of directors will serve for a term of three years. Pursuant to the Company's Bylaws and Iowa law, the term of a director elected to fill a vacancy will expire at the next stockholders' meeting at which directors are elected.

Approval of the Proposed Amendment will nullify the election of directors under Proposal No. 3 above, and will further provide for the election of two directors to a one-year term, who will be designated as "Class I Directors," two directors to a two-year term, who will be designated as "Class II Directors" and two directors to a three-year term, who will be designated as "Class III Directors."

Removal Only For Cause

The Proposed Amendment also provides that directors may be removed only by stockholders holding at least a majority of the outstanding Common Stock acting at a meeting called for such purpose and only for Cause. For purposes of the Proposed Amendment, "Cause" will exist only if the director whose removal is proposed (i) has been convicted of a felony by a court of competent jurisdiction or (ii) has been adjudged by a court of competent jurisdiction to be liable for engaging in an act involving willful malfeasance that had a material adverse effect on the Company.

Reasons for the Proposed Amendment

The Board believes that dividing the Board into three classes, as equal in number as possible, and removing directors only for Cause is in the best interests of the Company and its stockholders in order to maximize stockholder value by ensuring the continuity of experience and stability of management of the Company's business and affairs. Further, the Board believes that the Proposed Amendment is desirable in order to discourage hostile attempts to take control of the Company, thereby encouraging potential acquirers to negotiate with the Company. The Proposed Amendment is not being proposed to block any particular takeover attempt and the Board is not currently aware of any issues with respect to stability or continuity.

Potential Effects of the Proposed Amendment

Classifying the terms of the Board will affect every subsequent election of directors by requiring more time to change the composition of the Board. Under the current provision the entire Board must be nominated and elected each year, and therefore, the entire Board may be replaced at each annual stockholders' meeting. If the Proposed Amendment is approved, at least two annual stockholders' meetings would be required in order to change a majority of the Board, unless directors are removed for cause at a meeting called for that purpose, and three annual stockholders' meetings would be required in order to change the composition of the entire Board.

Requiring Cause for the removal of directors also makes it more difficult to change the composition of the Board. Under the current provision, a director can be removed with or without Cause. As such, a majority of the stockholders can remove a director at any time, for any or no reason. The Proposed Amendment reduces the power of stockholders by precluding them from removing without Cause incumbent directors who are not standing for re-election.

As it takes more time to change the composition of the Board under the Proposed Amendment, such amendment may have an anti-take over effect of discouraging a merger, tender offer, proxy contest or the assumption of control by a holder of a substantial block of the Company's stock, regardless of whether such action might be perceived by a majority of the stockholders to be beneficial to the Company and its stockholders. Further, the Proposed Amendment may have an impact on the rights of stockholders by making it more difficult to replace directors for reasons that are unrelated to a change in control and without regard to whether a majority of stockholders believe that such a change would be desirable.

The Board has considered the potential adverse effects of the Proposed Amendment and has concluded that the advantages of ensuring continuity of management, avoiding undue disruption of the Company's business and encouraging negotiations with management and the Board outweigh any such potential disadvantages.

Although the Company's Articles and Bylaws do not presently contain other provisions having anti-takeover effect, Proposal Nos. 3 and 4 herein describe the potential anti-takeover effect of the authorization of shares of Preferred Stock and establishment of a classified Board, should such provisions be adopted by the stockholders. Stockholders are encouraged to consider both such proposals in conjunction with this Proposed Amendment.

Election of Directors

As the Proposed Amendment will take effect immediately, if ratified by the stockholders, this Proposal 2 also includes the election of the initial classes of directors. Upon passage of this Proposal 2, the previous election of directors at this Annual Meeting under Proposal 1 above shall be nullified upon the filing of the Articles of Restatement with the Secretary of State of the State of Iowa.

The Board is currently composed of six members who stand for election annually. The nominees for the proposed three classes of directors are:

Class I Directors:     Mr. Gaylen Miller          and     Mr. James Gerson
Class II Directors:    Mr. Henry C. Jungling, Jr. and     Mr. Michael Lischin
Class III Directors:   Mr. Kevin Schipper         and     Mr. Ervin J. Mellema

Upon the affirmative vote of the stockholders, Class I Directors will serve a one-year term, Class II Directors will serve a two year term and Class III Directors will serve a three-year term, or until such time as their successors are duly elected and qualified. Proposal No. 1 above sets forth information with regard to each director, including: each director's age; a description of the position and/or office each director holds within the Company; a description of principal occupation and business experience of each director throughout the last five years; and certain other information, including the number of shares of common stock beneficially owned by each director as of the Record Date.

If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of the remaining nominees and for such other person or persons as may be recommended by the Board. At this time, the Company knows of no reason why a nominee might not be able to serve.

Required Vote; Board Recommendation

Pursuant to Iowa law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Amendment to the Articles to provide for classification of the Board.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 2.

                        PROPOSAL NO. 3
AMENDMENT TO THE ARTICLES OF RESTATEMENT TO AUTHORIZE 10,000,000
                  SHARES OF PREFERRED STOCK.

General:

The Company's Articles of Restatement (the "Articles") currently authorize 10,000,000 shares of capital stock, all of which are authorized shares of common stock, no par value ("Common Stock"). On June 5, 2000, the Board of Directors of the Company (the "Board") unanimously approved an amendment, subject to stockholder approval, to Article IV of the Articles to increase the number of authorized shares of Common Stock to 30,000,000 shares, and to authorize 10,000,000 shares of preferred stock, no par value ("Preferred Stock"), thereby increasing the number of authorized shares of capital stock of the Company to 40,000,000 shares (the "Proposed Amendment"). The text of the Proposed Amendment to the Articles, in substantially the form in which it is to be adopted, is set forth in Exhibit A to this Proxy Statement. This Proposal No. 3 relates only to the authorization of shares of Preferred Stock. Proposal No. 4 below relates to the increase in the number of authorized shares of Common Stock.

Reasons for the Proposed Amendment:

As of February 29, 2000, 5,249,039 shares of Common Stock were issued and outstanding, an additional 464,665 shares of Common Stock were reserved for issuance pursuant to stock options issued and issuable under the Company's stock option plan and no shares of Preferred Stock were authorized for issuance. The expansion and growth of the Company's business is dependent upon the Company's access to adequate capital. A potential source of capital that offers additional flexibility in terms of capital structure and is widely used by public companies is Preferred Stock.

The Board believes that the authorization of shares of Preferred Stock is in the best interests of the Company and its stockholders in order for the Company to have an adequate reserve of shares available for issuance in connection with possible future actions. Such actions may include, but are not limited to, stock splits or stock dividends, the sale of stock to raise additional capital, acquisitions of properties or businesses where the use of Preferred Stock is deemed advantageous, establishing strategic relationships with corporate partners and distributions of stock for general corporate purposes or a Shareholder Rights Plan. Additionally, Preferred Stock may enhance the Company's ability to accomplish any of aforementioned actions by providing the Board with the authority to vary the preferences, limitations and relative rights of the issued securities. Currently, there are no plans to issue any series of Preferred Stock for any particular purposes.

Possible Effects of the Amendment:

If the Proposed Amendment is approved, the Board would be authorized, without additional action by the stockholders, to designate one or more series of Preferred Stock to be issued from time-to-time, to establish the preferences, limitations and relative rights of any such series of Preferred Stock and to authorize the issuance of shares and any such series of Preferred Stock. Authority is limited by Iowa law, the rules of any securities exchange on which shares of Common Stock are then listed and any other applicable laws or regulations. Any series of Preferred Stock could have dividend, voting, liquidation and other rights that are senior to the rights of the Common Stock. Current holders of Common Stock have no preemptive or similar rights to purchase shares of Preferred Stock in order to maintain their proportionate ownership interests in the Company. As such, the issuance of any shares of Preferred Stock likely would dilute the voting power of the outstanding shares of Common Stock and reduce the portion of the dividends and liquidation proceeds payable to the holders of the outstanding shares of Common Stock.

The Board may, though it is unlikely, use the authorized but unissued shares of Preferred Stock as an anti-takeover device to impede a takeover or acquisition of control of the Company or its stock. As such, the authorization of Preferred Stock may deter a future takeover attempt deemed by the stockholders to be in their best interests or in which stockholders may be offered a premium over market price for their shares. Furthermore, the authorization of Preferred Stock could facilitate the adoption of a Shareholders Rights Plan ("Plan") by the Company, which is an anti-takeover device. During the last twelve months, the Board has held discussions concerning the adoption of a Plan as a reasonable step to protect the Company and its stockholders against the potential threat of an unfair tender offer or proposal to acquire the Company or its stock and to provide the Company additional flexibility in negotiating with a potential acquirer. Although the Board has not taken any action to adopt a Plan, following the adoption of this Proposal No. 3, the Board expects to reconsider and may use Preferred Stock in conjunction with the adoption of a Plan.

While the Proposed Amendment may be deemed to have potential anti-takeover effects, the Board is not currently aware of any pending or potential offer or proposal for acquisition of the Company or its stock. Further, the Proposed Amendment is not prompted by any specific take-over or acquisition effort or threat.

Although the Company's Articles and Bylaws do not presently contain other provisions having anti-takeover effect, Proposal Nos. 2 and 4 herein describe the potential anti-takeover effect of the authorization of shares of Preferred Stock and establishment of a classified Board, should such provisions be adopted by the stockholders. Stockholders are encouraged to consider both such proposals in conjunction with this Proposed Amendment.

Information Incorporated by Reference:

As required by the proxy rules, the Company incorporates the following information by reference to the Company's Annual Report on Form 10-K for the fiscal year ended February 29, 2000 (the "Report"); financial statement and the notes thereto (Item 8 of the Report); the report of independent certified public accountants (Item 8 of the Report); supplemental financial information (Item 8 of the Report); management's discussion and analysis of financial condition and results of operations (Item 7 of the Report); and quantitative and qualitative disclosure about market risk (Item 7A of the Report).

The information required for changes and disagreements with accountants is not applicable. The Company also incorporates by reference the information contained in "Proposal No. 6: Ratification of Appointment of Independent Public Accountants."

Required Vote; Board Recommendation:

Pursuant to Iowa law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Amendment to the Articles to authorize the Preferred Stock.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 3.


                         PROPOSAL NO. 4
AMENDMENT TO THE ARTICLES OF RESTATEMENT TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 SHARES TO 30,000,000 SHARES.

General:

The Company's Articles of Restatement (the "Articles") currently authorize 10,000,000 shares of capital stock, all of which are authorized shares of common stock, no par value ("Common Stock"). On June 5, 2000, the Board of Directors of the

Company (the "Board") unanimously approved an amendment, subject to stockholder approval, to Article IV of the Articles to increase the number of authorized shares of Common Stock to 30,000,000 shares, and to authorize 10,000,000 shares of preferred stock, no par value ("Preferred Stock"), thereby increasing the number of authorized shares of capital stock of the Company to 40,000,000 shares (the "Proposed Amendment"). The text of the Proposed Amendment to the Articles, in substantially the form in which it is to be adopted, is set forth in Exhibit A to this Proxy Statement. This Proposal No. 4 relates only to the increase in the number of authorized shares of Common Stock, which would have the same preferences, limitations and relative rights as the shares of Common Stock currently authorized. Proposal No. 3 above relates to the authorization of Preferred Stock.

Reasons for the Proposed Amendment:

As of February 29, 2000, 5,249,039 shares of Common Stock were issued and outstanding, and an additional 464,665 shares were reserved for issuance pursuant to stock options issued and issuable under the Company's stock option plan. The number of shares of Common Stock that remain available for issuance are not considered by the Board to be adequate for possible future actions by the Company. As such, the Board believes that an increase in the number of authorized shares of Common Stock is in the best interests of the Company and its stockholders in order for the Company to have an adequate reserve of shares available for issuance in connection with possible future actions.
Such actions may include, but are not limited to, stock splits or stock dividends, the sale of stock to raise additional capital, acquisitions of properties or businesses where the use of Common Stock is deemed advantageous, establishing strategic relationships with corporate partners, distributions of Common Stock under employee benefit and stock incentive plans and other general corporate purposes such as a Shareholders Rights Plan. Currently, there are no plans to use the additional shares for any of these purposes.


Possible Effects of the Proposed Amendment:

If the Proposed Amendment is approved, the Board would have sole discretion to authorize the issuance of the additional shares of Common Stock from time to time for any corporate purpose without further action by the stockholders, except as required under Iowa law, the rules of any securities exchange on which shares of Common Stock are then listed or any other applicable laws or regulations. Current holders of Common Stock have no preemptive or similar rights to purchase any new issue of shares of Common Stock in order to maintain their proportionate ownership interests in the Company. As such, the issuance of any additional shares of Common Stock would likely dilute the voting power of the outstanding shares of Common Stock and reduce the portion of the dividend and liquidation proceeds payable to the holders of the outstanding shares of Common Stock.

The Board may, though it is unlikely, use the authorized but unissued shares of Common Stock as an anti-takeover device to impede a takeover or acquisition of control the Company or its stock. As such, the authorization of additional shares of common stock may deter a future takeover attempt deemed by the stockholders to be in their best interests or in which stockholders may be offered a premium over market price for their shares. Furthermore, the authorization of additional shares of common stock could facilitate the adoption of a Shareholders Rights Plan ("Plan") by the Company, which is an anti-takeover device. During the last twelve months, the Board has held discussions concerning the adoption of a Plan, as a reasonable step to protect the Company and its stockholders against the potential threat of an unfair tender offer or proposal to acquire the Company or its stock and to provide the Company additional flexibility in negotiating with a potential acquirer. Although the Board has not taken any action to adopt a Plan, following the adoption of this Proposal No. 4, the Board expects to reconsider and may use Common Stock in conjunction with the adoption of a Plan.

While the Proposed Amendment may be deemed to have some potential anti-takeover effects, the Board is not currently aware of any pending or potential offer or proposal for acquisition of the Company or its stock. Further, the Proposed Amendment is not prompted by any specific take-over or acquisition effort or threat.

Although the Company's Articles and Bylaws do not presently contain other provisions having anti-takeover effect, Proposal Nos. 2 and 3 herein describe the potential anti-takeover effect of the authorization of shares of Preferred Stock and establishment of a classified Board, should such provisions be adopted by the stockholders. Stockholders are encouraged to consider both such proposals in conjunction with this Proposed Amendment.

Required Vote/ Board Recommendation:

Pursuant to Iowa law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Amendment to the Articles to increase the number of authorized shares of Common Stock.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 4.


                         PROPOSAL NO. 5
AMENDMENT TO THE 1993 STOCK OPTION PLAN TO INCREASE THE SHARES
RESERVED FOR ISSUANCE UNDER THE PLAN FROM 400,000 SHARES TO 700,000
                            SHARES

General:

The 1993 Stock Option Plan (the "Plan") was approved by the Board of Directors of the Company (the "Board") and the stockholders effective August 3, 1993. A maximum of 400,000 shares of common stock of the Company, no par value ("Common Stock"), is currently reserved for issuance under the Plan. On
June 5, 2000, the Board unanimously approved an amendment to Section 3 of the Plan, subject to stockholder approval, to increase by 300,000 shares the number of shares of Common Stock reserved for issuance under the Plan (the "Proposed Amendment").


Reasons for the Proposed Amendment:

The Company relies on stock options as an essential part of its compensation package to attract and retain experienced officers and employees. As such, the Board believes that increasing the number of shares of Common Stock reserved for issuance under the Plan is in the best interests of the Company and its stockholders in order for the Company to continue to provide participating officers, directors, employees and other persons or entities with long-term, equity based incentives. A summary of the Plan is set forth below and a copy the Plan is attached hereto as Exhibit B.

Overview of 1991 and 1993 Stock Option Plans:

1991 Stock Option Plan. The Company's 1991 Stock Option Plan, which was approved by the Board of Directors and stockholders effective May 30, 1991 (the "1991 Stock Option Plan"), provides for the grant of options to purchase shares of Common Stock to directors, officers, employees or other persons or entities. A total of 300,000 shares of Common Stock have been reserved for issuance under the 1991 Stock Option Plan. Options granted under the 1991 Stock Option Plan may be either "incentive stock options" or "nonqualified stock options." As designated by the Board of Directors, the 1991 Stock Option Plan is administered by a committee comprised of the officers of the Company, who designate the type of option to be granted, the number of options to be granted, the number of shares of Common Stock to be covered by each option (subject to a specified maximum number of shares of Common Stock which may be purchased under all options granted), the exercise price, the period during which the options are exercisable, the method of payment and certain other terms. The exercise price for each share of Common Stock covered by an option is determined by the committee, except (i) the exercise price for an incentive stock option may not be less than the fair market value, at the time the option is granted, of the stock subject to the option and (ii) the exercise price for a nonqualified stock option may not be less than 85% of the fair market value, at the time the option is granted, of the stock subject to the option. The exercise price for an incentive stock option granted to any individual who owns stock, at the time of grant, possessing more than 10% of the voting power of the capital stock of the Company may not be less than 110% of such fair market value on the date of the grant. No more than $100,000 of stock vesting during any calendar year per person will qualify for incentive stock option treatment. Options are nontransferable, other than by will or the laws of descent and distribution, and may be exercised only by the optionee while employed by or providing services to the Company or within three months after termination of employment by reason of retirement or six months following termination of employment resulting from death or permanent disability. Options expire no later than ten years from the date of grant, provided that incentive stock options granted to employees owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries expire five or fewer years from the date of grant. At February 29, 2000, 15,350 shares remained available for future grants under the 1991 Stock Option Plan.

1993 Stock Option Plan. The Company's 1993 Stock Option Plan, which was approved by the Board of Directors and stockholders effective August 3, 1993 (the "1993 Stock Option Plan"), provides for the grant of options to purchase shares of Common Stock to directors, officers, employees or other persons or entities. A total of 400,000 shares of Common Stock have been reserved for issuance under the 1993 Stock Option Plan. The Board is recommending under this Proposal No. 5 that the stockholders approve an amendment to increase the number of shares reserved under the Plan to 700,000 shares. Options granted under the 1993 Stock Option Plan may be either "incentive stock options" or "nonqualified stock options." As designated by the Board of Directors, the 1993 Stock Option Plan is administered by a committee comprised of the officers of the Company, who designate the type of option to be granted, the number of options to be granted, the number of shares of Common Stock to be covered by each option (subject to a specified maximum number of shares of Common Stock which may be purchased under all options granted), the exercise price, the period during which the options are exercisable, the method of payment and certain other terms. The exercise price for each share of Common Stock covered by an option is determined by the committee, except
(i) the exercise price for an incentive stock option may not be less than the fair market value, at the time the option is granted, of the stock subject to the option and (ii) the exercise price for a nonqualified stock option may not be less than 85% of the fair market value, at the time the option is granted, of the stock subject to the option. The exercise price for an incentive stock option granted to any individual who owns stock, at the time of grant, possessing more than 10% of the voting power of the capital stock of the Company may not be less than 110% of such fair market value on the date of the grant. No more than $100,000 of stock vesting during any calendar year per person will qualify for incentive stock option treatment. Options are non-transferable, other than by will or the laws of descent and distribution, and may be exercised only by the optionee while employed by or providing services to the Company or within three months after termination of employment by reason of retirement or six months following termination of employment resulting from death or permanent disability. Options expire no later than ten years from the date of grant, provided that incentive stock options granted to employees owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries expire five or fewer years from the date of grant. At
February 29, 2000, 19,225 shares remained available for future grants under the 1993 Stock Option Plan.

The following table summarizes the options to purchase shares of the Company's Common Stock:

                                               Stock Options
                                    -------------------------------------
                                                        Weighted Average
                                     Outstanding         Exercise Price
                                     -----------         --------------
Balance at February 28, 1997           468,600                $6.76
  Granted                               43,300               $17.51
  Exercised                            (40,035)               $8.65
  Canceled                             (29,225)              $11.77
                                       --------              ------
Balance at February 28, 1998           442,640                $7.31
  Granted                               87,000               $16.09
  Exercised                            (34,750)               $7.96
  Canceled                             (18,950)              $14.64
                                       --------              ------
Balance at February 28, 1999           475,940                $8.58
  Granted                               34,500               $19.14
  Exercised                            (35,225)               $7.69
  Canceled                             (10,550)              $14.82
                                       --------              ------
Balance at February 29, 2000           464,665                $9.29
                                       ========              ======

                                                  Number of Options
                                       ------------------------------------
                                         2000           1999          1998
                                       --------       -------       -------
Exercisable, end of year               360,190        355,414       349,190

Weighted-average fair value per option
  of options granted during the year     $8.54          $6.61         $7.40

As pf February 29, 2000, there were 8 officers, 3 directors and 90 employees eligible to receive such options. Options are exercisable over varying periods ending on February 28, 2010.

Option Information

The following table sets forth as of February 29, 2000, options granted in the aggregate under the Plan to: (i) the Named Executive Officers, (ii) all current executive officers of the Company as a group, (iii) all current directors of the Company who are not executive officers as a group, (iv) each nominee for election as a director, (v) each associate of any of such directors, executive officers or nominees, (vi) each other person who received or is to receive five percent of such options, and (vii) all employees, including all current officers who are not executive officers, as a group:


Name and Title                                        No. of Options Granted
----------------------------------------------------- ----------------------
Gaylen D. Miller, President, CEO and Director                      55,000

Henry C. Jungling, Jr., Chairman of the Board
  and Director                                                     55,000

Kevin D. Schipper, COO and Director                                55,000

James D. Gerson, Director                                           7,000

Michael Lischin, Director                                           7,000

Ervin J. Mellema, Director                                          7,000


All current executive officers as a group (8 persons)             243,000

All current directors who are not executive officers
  as a group (3 persons)                                           21,000

All employees, including all current officers who
  are not executive officers, as a group (90) persons             200,665


Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

In general, an option holder will be subject to tax at the time a Non-Qualified Option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a Non-Qualified Option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The Company will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the option holder as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

In general, an option holder will not be subject to tax at the time an Incentive Stock Option is granted or exercised. Upon disposition of the shares acquired upon exercise of an Incentive Stock Option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the option holder has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the option holder disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the Incentive Stock Option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an Incentive Stock Option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the option holder recognizes ordinary income in a Disqualifying Disposition, and then only to the extent that such deduction is not limited by the 1993 Tax Act.

If the option holder pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. If such exercise is effected using shares previously acquired through the exercise of an Incentive Stock Option, however, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

Under the provisions of the 1993 Tax Act, the Company will be limited as to the deduction that it may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in the Proxy Statement. The deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including stockholder approval of the Plan, and the exercise price at which options are granted.
The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee.

Required Vote; Board Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the Amendment to the Company's 1993 Stock Option Plan.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 5.


                                    PROPOSAL NO. 6
                            RATIFICATION OF APPOINTMENT OF
                            INDEPENDENT PUBLIC ACCOUNTANTS

The Stockholders are being requested to approve the resolution ratifying the action of the Board of Directors in appointing McGladrey & Pullen, LLP as the Company's independent public accountants for the fiscal year ending
February 28, 2001.

It is not expected that a member of McGladrey & Pullen, LLP will be present at the Annual

Meeting. However, we will forward any questions that arise to McGladrey & Pullen, LLP, who will have the opportunity to respond.

Required Vote; Board Recommendation:

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to ratify the action of the Board of Directors in appointing McGladrey & Pullen, LLP, as the Company's independent public accountants for the fiscal year ending February 28, 2001. Option Plan.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THIS PROPOSAL NO. 6.


                                  OTHER MATTERS

The Board of Directors of the Company knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting calling for a vote of the stockholders, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.


                           DEADLINE FOR SUBMISSION OF STOCKHOLDER
                              PROPOSALS FOR 2001 ANNUAL MEETING

Proposals of Stockholders to be presented at the Company's 2001 Annual Stockholders' Meeting must be received at the Company's corporate headquarters no later than February 15, 2001, for inclusion in the agenda for the 2001 Annual Meeting.

                              By Order of the Board of Directors

                              /s/ Kevin D. Schipper

                              Kevin D. Schipper
                              Secretary

                                     EXHIBIT A


                               ARTICLES OF AMENDMENT
                                         OF
                            AG SERVICES OF AMERICA, INC.

Pursuant to Section 490.1006 of the Iowa Business Corporation Act, the undersigned, Ag Services of America, an Iowa corporation (the "Corporation") hereby adopts the following Amendments to the Articles of Restatement:

1. Article IV of the Articles of Restatement of the Corporation is hereby amended to read as follows:

The aggregate number of shares of stock which the corporation is authorized to issue is 40,000,000 shares, 30,000,000 of which shall be no par value common stock and 10,000,000 of which shall be no par value preferred stock.

The Board of Directors shall have the authority to establish one or more series of preferred stock and to determine the preferences, limitations and relative rights of any such different series.

2. The Articles of Restatement of the Corporation are hereby amended by the addition of the following Article VII:

The number of directors of the Corporation shall not be less than three (3) nor more than nine (9). The exact number of directors shall be determined from time to time by resolution of the Board of Directors. The directors shall be divided into three classes, as nearly equal in number as reasonably possible and shall be designated as Class I, Class II or Class III directors. The term of office of the Class I directors elected at the 2000 Annual Meeting of Stockholders shall expire at the 2001 Annual Meeting of Stockholders; the term of office of the Class II directors elected at the 2000 Annual Meeting of Stockholders shall expire at the 2002 Annual Meeting of Stockholders; and the term of office of the Class III directors elected at the 2000 Annual Meeting of Stockholders shall expire at the 2003 Annual meeting of Stockholders. At each Annual Meeting of Stockholders following such initial classification and election, each director elected to succeed a director whose term is expiring shall be elected for a three (3) year term.

At any meeting of stockholders called expressly for that purpose, any director may be removed from office at any time but only for Cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of such director. For purposes of this Article VII, "Cause" shall be construed to exist only if the director whose removal is proposed (i) has been convicted of a felony by a court of competent jurisdiction or (ii) has been adjudged by a court of competent jurisdiction to be liable for engaging in an act involving willful malfeasance which had a material adverse effect on this corporation.

Where a question of removal of a director for Cause is to be presented for stockholder consideration, an opportunity must be provided such director to present his or her defense to the stockholders by a statement that must accompany or precede the notice of the meeting at which removal of such director for Cause shall be considered. Under such circumstances the director involved shall be served with notice of the meeting at which such action is proposed to be taken together with a statement of the specific charges and shall be given an opportunity to be present and to be heard at the meeting at which his or her removal is considered.

3. The date of adoption of the amendments by the stockholders was [August 1, 2000].

4. The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendments, and the number of votes of each voting group indisputably represented at the meeting are as follows:


                    Number of           Votes               Votes
                   Outstanding        Entitled          Indisputably
Designation          Shares          To Be Cast          Represented
------------        --------        ------------        -------------


Common Stock

5.	The total number of undisputed votes cast for the amendments by the sole
voting group was              .  The number of votes cast for the amendments
by the sole voting group was sufficient for approval by that voting group.

Dated effective this     day of       , 2000.

                                          AG SERVICES OF AMERICA, INC.



                                          ---------------------------------
                                          Gaylen D. Miller, President

                                          EXHIBIT B

                                 AG SERVICES OF AMERICA, INC.
                              1993 STOCK OPTION PLAN AS AMENDED


Section 1: Purpose. The Board of Directors of Ag Services of America, Inc. (the "Corporation") believes this Plan is in the best interest of the Corporation and will promote the success of the Corporation. Options granted under this Plan may either be Incentive Stock Options qualified under Section 422 of the Code or Non-Qualified Options.

Section 2: Definitions. For purposes of this Plan, the following terms shall have the meanings indicated below:

(a) "Capital Stock": any of the Corporation's authorized but unissued shares of voting common stock, each share without par value.

(b)  "Code":  The Internal Revenue Code of 1986, as amended from time to time.

(c) "Disability" or "Disabled": when an individual is permanently and totally disabled because he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(d) "Fair Market Value": the price per share determined by the Board of Directors in the manner provided by the Code and Regulations, at the time any Option is granted.

(e) "Incentive Stock Option": an option defined in Section 422 of the Code to purchase shares of the common stock of the Corporation.

(f) "Non-Qualified Stock Option": an option, not intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, to purchase common stock of the Corporation.

(g) "Option": the term shall refer to either an Incentive Stock Option or a Non-Qualified Stock Option.

(h) "Option Agreement": a written agreement pursuant to which the Corporation grants an option to an Optionee and sets the terms and conditions of the option.

(i) "Option Date": the date upon which an Option Agreement for an option granted pursuant to this Plan is duly executed by or on behalf of the Corporation.

(j) "Option Stock": the voting common stock of the Corporation, each share without par value (subject to adjustment as described in Section 8) reserved for options pursuant to this Plan, or any other class of stock of the Corporation which may be substituted therefore by exchange, stock split or otherwise.

(k) "Optionee": an officer, director, employee or other person or entity designated by the Corporation or one of its Subsidiaries to whom an option has been granted under the Plan.

(l) "Plan": this 1993 Stock Option Plan, and as amended hereafter from time to time.

(m) A "Subsidiary": any corporation in an unbroken chain of corporations beginning with the Corporation, if, at the time of granting the option, each of the corporations other than the last corporation in the chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term shall include any subsidiaries which become such after adoption of this Plan.

Section 3: Options Available Under Plan. An aggregate of 400,000 shares of the Corporation's authorized but unissued shares of voting common stock, each share without par value, is hereby made available, and shall be reserved for issuance, under this Plan. The aggregate number of shares available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Section 8. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares, shall (unless the Plan shall have been terminated) become available for other Options under the Plan. The total number of shares reserved under this Plan, or any portion thereof, may be issued upon exercise of Options granted under this Plan provided that the total number of shares subject to Options cannot, in the aggregate, exceed 400,000, subject to adjustment as described in Section 8.

Section 4: Administration. The Plan shall be administered by the Board of Directors of the Corporation. At all times subject to the authority of the Board of Directors, the Board of Directors may from time to time delegate some or all of its authority under the Plan to one or more officers of the Company, with respect to eligible option recipients who are not officers or directors of the Company, or two or more directors of the Company (the "Committee").

The Corporation shall grant Options pursuant to the Plan upon determinations of the Board of Directors or Committee as to which of the eligible persons shall be granted Options, the number of shares to be Optioned and the term during which any such Options may be exercised. At all times, the members of the Committee making determinations about the grant of Options to employee-officers must be disinterested in the grant being made, within the meaning under Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules thereunder. The Board of Directors or Committee may from time to time adopt rules and regulations for carrying out the Plan and interpretations and constructions of any provision of the Plan, which shall be final and conclusive.

Section 5: Eligibility for Incentive Stock Options. Incentive Stock Options may only be granted to an officer, management level employee or other employee of the Corporation or any of its Subsidiaries. A director of the Corporation who is not also an employee shall not be eligible to receive an Incentive Stock Option.

In selecting the employees to whom Incentive Stock Options shall be granted, as well as determining the number of shares subject to each Option, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the Plan. For any calendar year, the aggregate Fair Market Value (determined at the Option Date) of the stock with respect to which any Incentive Stock Options are exercisable for the first time by any individual employee (under all Incentive

Stock Option plans of the Corporation and all Subsidiary corporations) shall not exceed $100,000. Subject to the provisions of Section 3, an employee who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options if the Board of Directors or Committee shall so determine.

No Incentive Stock Option may be granted under this Plan later than the expiration of ten (10) years from the effective date.

Section 6: Eligibility for Non-Qualified Options. Non-Qualified Options may be granted to any officer, director, employee or other person or entity designated by the Corporation or one of its Subsidiaries. No further restrictions are placed on the Board of Directors or Committee in determining eligibility for granting Non-Qualified Options.

Section 7: Terms and Conditions of Options. Whenever the Board of Directors or Committee shall designate an Optionee, it shall communicate to the Secretary of the Corporation the name of the Optionee, the number of shares to be Optioned and such other terms and conditions as it shall determine, not inconsistent with the provisions of this Plan. The President or other officer of the Corporation shall then enter into an Option Agreement with the Optionee, complying with an subject to the following terms and conditions and setting forth such other terms and conditions of the Option as determined by the Committee:

(a) Number of shares and option price. The Option Agreement shall state the total number of shares to which it pertains. The price of Option Stock for a Nonqualified Stock Option shall be determined by the Committee and may be less than the Fair Market Value at the Option Date. The Option price shall be subject to adjustment as provided in Section 8 hereof. The Option price of each Incentive Stock Option shall be at least 100% of the Fair Market Value of the common stock on the Option Date.

(b) Termination of Employment, Except Death or Disability. In the event that an Optionee shall cease to be employed by the Corporation for any reason other than his death, disability or "for cause", such Optionee shall have the right to exercise any outstanding Options at any time within three (3) months after the termination of the employee. Subject to Section 7(c) below, in the event of termination of employment of an Optionee, with or without cause, Options previously granted to the Optionee shall be exercisable only to the extent that the right to purchase the Shares under the Option has accrued and is in effect at the date of such cessation of employment. In the event that Optionee shall be terminated "for cause" including but not limited to (i) his or her willful breach of any agreement entered into with the Corporation, (ii) misappropriation of the Corporation's property, fraud, embezzlement, other acts of dishonesty against the Corporation, (iii) conviction of any felony or crime involving moral turpitude or (iv) termination "for cause" as defined under any applicable written employment agreement between the Corporation and the Optionee, the Option may be terminated as of the date of the Optionee's termination of employment.

(c) Death or Disability of Optionee. If the Optionee shall die or become Disabled, (i) while in the employ of the Corporation or any Subsidiary, or
(ii) within a period of three (3) months after the termination of his or her employment with the Corporation or any Subsidiary as provided in paragraph
(c) of this section, and in either case shall not have fully exercised his or her Options, any Options granted pursuant to the Plan shall be exercisable only within six (6) months following his death or date of disability or until the earlier originally stated expiration thereof. In the case of death, such Option shall be exercised pursuant to this Section 6 by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or by the laws of descent and distribution, and only to the extent that such Options were exercisable at the time of his death.

(d) Transfer of Option. Each Option granted hereunder shall, by its terms be not transferable by the Optionee other than by will or by the laws of descent and distribution, and shall be, during the Optionee's lifetime, exercisable only by the Optionee. Except as permitted by the preceding sentence each Option granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned or pledged in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of the Option or the Plan, or upon levy of any attachment or similar process upon such rights and privileges, the Option, and such rights and privileges, shall immediately become null and void.

(e) Manner of Exercise of Options. An Option may be exercised, in whole or in part, at such time or times and rights with respect to such shares which have accrued and are in effect. Such Option shall be exercisable only within the Option period and only by (i) written notice to the Corporation of intent to exercise the Option with respect to a specified number of shares of stock;
(ii) tendering the original Option Agreement to the Corporation; and (iii) either (a) payment to the Corporation of the amount of the Option purchase price for the number of shares of stock with respect to which the Option is then exercised or (b) delivery to the Corporation of a notice from a securities brokerage firm stating that such firm will deliver such payment to the Corporation within five business days after the date of the written notice of intent to exercise. Payment of the Option purchase price may be made in cash (including certified check, brokerage firm check, bank draft, or postal or express money order (or personal check unless an officer of the Corporation determines, at his or her discretion, that a personal check is not appropriate from an Option holder)), by delivery of shares of common stock of the Corporation with a Fair Market Value equal to the Option purchase price, by a combination of cash and such shares, whose value together with such cash shall equal the Option purchase price or by any other method of payment which the Board shall approve, and, in the case of an Incentive Stock Option, which shall not be inconsistent with the provisions of Section 422A of the Code, provided, however, that there shall be no such exercise at any one time as to fewer than ten (10) shares or all of the remaining shares then purchasable by the Optionee or person exercising the Option. When shares of stock are issued to the Optionee pursuant to the exercise of an Option, the fact of such issuance shall be noted on the Option Agreement by the Corporation before the Agreement is returned to the Optionee. When all shares of Optioned stock covered by the Option Agreement have been issued to the Optionee, or the Option shall expire, the Option Agreement shall be cancelled and retained by the Corporation.

(f) Delivery of Certificate. Between one (1) and thirty (30) days after receipt of the written notice and payment specified above, the Corporation shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when the Corporation, or the stock transfer agent for the Corporation, shall have deposited such certificates in the United States mail, postage prepaid, addressed to the Optionee and the address specified in the written notice of exercise.

(g) Term of Incentive Stock Options. Incentive Stock Options may not be exercisable for more than ten (10) years after the Option Date.

(h) Ten Percent Shareholder Rule. Notwithstanding any other provision of this Plan, no Optionee may receive an Incentive Stock Option under the Plan if the Optionee owns, at the Option Date, Capital Stock possessing more than ten percent (10%) of the combined voting power of all classes of Capital Stock of the Corporation or its parent or subsidiaries unless the price of such Incentive Stock Option is at least 110% of the Fair Market Value of the common stock on the Option Date and the Option is not exercisable for more than five
(5) years after the Option Date.

(i) Other Provisions. The Option Agreements authorized under this Section shall contain such other provisions as the Committee shall deem advisable.

Section 8: Adjustments. In the event that the outstanding shares of the common stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reasons of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up; combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option Price per share. No such adjustment shall be made which shall, within the meaning of any applicable sections of the Code, constitute a modification, extension or renewal of an Option or a grant of additional benefits to a participant.

If the Corporation is a party to a merger, consolidation, reorganization or similar corporate transaction and if, as a result of that transaction, its shares of common stock are exchanged for (i) other securities of the Company or (ii) securities of another corporation which has assumed the outstanding Options under the Plan or has substituted for such Options its own Options, then each Optionee shall be entitled (subject to the conditions stated herein or in such substituted Options, if any), in respect of that Optionee's Options, to purchase that amount of such other securities of the Corporation or of such other corporation as is sufficient to ensure that the value of the Optionee's Options immediately before the corporate transaction is equivalent to the value of such Options immediately after the transaction, taking into account the Option Price of the Option before such transaction, the fair market value per share of the common stock immediately before such transaction and the fair market value immediately after the transaction, of the securities then subject to that Option (or to the Option substituted for that Option, if any). Upon the happening of any such corporate transaction, the class and aggregate number of shares subject to the Plan which have been heretofore or may be hereafter granted under the Plan shall be appropriately adjusted to reflect the events specified in this clause.

Section 9: No Rights as Stockholder. An Optionee shall not, by reason of any Option granted hereunder, have any right of a stockholder of the Corporation with respect to the shares covered by his Option until such shares shall have been issued to the Optionee.

Section 10: No Obligation to Exercise Option. The granting of any Option shall impose no obligation upon the Optionee to exercise such Option.
Neither shall the Plan confer upon the Optionee any rights respecting continued employment nor limit the Optionee's rights or the employer corporation's rights to terminate such employment.

Section 11: Withholding Taxes. Whenever under the Plan shares of Option Stock are to be issued upon exercise of the Options granted hereunder and prior to the delivery of any certificates or certificates for said shares by the Corporation, the Corporation shall have the right to require the employee to remit to the Corporation an amount sufficient to satisfy any federal and state withholding or other employment taxes resulting from such exercise.

In lieu of remitting additional amounts to satisfy withholding tax liabilities, an employee may (a) request that shares otherwise issuable upon exercise of an Option having a fair market value equal to the required withholding amounts be withheld, or (b) deliver previously owned shares that have a fair market value equal to the required withholding amount. All requests are subject to review by the Board of Directors or Committee and will be denied if, in the opinion of counsel for the Company, such election will violate any federal or state securities or income tax laws or regulations. In the case of participants who are subject to Section 16(b) of the Securities Exchange Act of 1934, for which the participant is relying on the exemption contained in Rule 16b-3, such withholding of shares of Common Stock shall be made in accordance therewith.

Section 12: Purchase for Investment; Rights of Holder on Subsequent Registration. Unless the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended (the "1933 Act"), the Corporation shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, whether such exercise is in whole or in part, shall give a written representation and undertaking to the Corporation which is satisfactory in form and scope to counsel for the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he or she is acquiring the shares issued to him or her pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration a legend to this effect may be endorsed on the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statues any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Corporation shall take such action at its own expense and may require from each participant such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and Directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which they were made.

Section 13: Modification of Outstanding Options. The Board may accelerate the exercisability of an outstanding Option and may authorize the modification of any outstanding Option with the consent of the participant when and subject to such conditions as are deemed to be in the best interests of the Corporation and in accordance with the purposes of the Plan.

Section 14: Effective Date. This Plan was adopted by the Board of Directors of the Corporation effective as of May 30, 1993 (the "Effective Date").

Section 15: Liquidation. Upon the complete liquidation of the Corporation, any unexercised Options theretofore granted under this Plan shall be deemed cancelled, except as otherwise provided in Section 8 in connection with a merger, consolidation or reorganization of the Corporation.

Section 16: Restrictions on Issuance of Shares. Notwithstanding the provisions of Section 7, the Corporation may delay the issuance of shares covered by the exercise of any Option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

(a) The shares with respect to which the Option has been exercised are at the time of the issue of such shares effectively registered under applicable federal and state securities acts as now in force or hereafter amended; or

(b) A no-action letter in respect of the issuance of such shares shall have been obtained by the Corporation from the Securities and Exchange Commission and any applicable state securities commissioner; or

(c) Counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable federal and state securities acts as now in force or hereafter amended.

It is intended that all exercise of Options shall be effective, and the Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

In addition, notwithstanding the provisions of Section 7, if the Corporation's Capital Stock is publicly traded the Corporation may delay the issuance of shares covered by the exercise of any Option and the delivery of a certificate for such shares until such time as the Corporation elects to make a public release of material "inside information" concerning the Corporation (as such term is customarily used under federal securities laws), if the Corporation reasonably believes, at its discretion, that the Optionee possesses such information or the exercise of the Option would create an obligation to disclose publicly such information.

Section 17: Termination and Amendment of the Plan. This Plan shall terminate ten (10) years after the Effective Date or at such earlier time as the Board of Directors shall determine. Any termination shall not affect any Options then outstanding under the Plan. The Board may make such modifications of the Plan as it shall deem advisable.

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

                                     EXHIBIT C

                            Ag Services of America, Inc.
                              Audit Committee Charter

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of he management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member.

Purpose

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. The audit committee for the purpose of carrying out the above responsibilities shall:

Hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

Create an agenda for the ensuing year;

Review the performance of the independent accountants concerning the scope of their examination of the books and records of the Company and its subsidiaries; review and approve the independent accountants' annual engagement letter; annual audit plans; direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of significance; and authorize the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

Review with management, the independent accountants significant risks and exposures, audit activities and significant audit findings;

Review the range and cost of audit and non-audit services performed by the independent accountants;

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

Review the Company's audited financial statements and the independent accountants' opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

Review the adequacy of the Company's systems of internal control;

Obtain from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and review the correction of controls deemed to be deficient;

Have the ability to recommend the addition of the internal audit function within the Company, and the ability for that internal audit function to have direct contact with the audit committee;

Provide an independent, direct communication between the Board of Directors and independent accountants;

Review with the appropriate Company personnel the actions taken to ensure compliance with the Company's Code of Conduct and the results of confirmations and violations of such Code;

Review the programs and policies of the Company designed to ensure compliance with the applicable laws and regulations and monitor the results of these compliance efforts;

Review the procedures established by the Company that monitor the compliance by the Company with is loan and indenture covenants and restrictions;

Report to the Board of Directors following the meetings of the Audit
Committee;

Maintain minutes or other records of meetings and activities of the Audit Committee;

Review the powers of the Committee annually and report and make recommendations to the Board of Directors on these responsibilities;

Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation;

Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

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